 The Assets, Financial Strength, and Flexibility to Create Long-Term Shareholder Value New York City June 15, 2006 CF Industries Holdings, Inc. NYSE: CF Presentation to Morgan Stanley Small Cap Executive Conference

For CF Industries Holdings, Inc. Today David J. Pruett Senior Vice President, Operations Ernie Thomas Senior Vice President and Chief Financial Officer

Safe Harbor Statement Certain statements contained in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. All statements in this presentation, other than those relating to our historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from such statements. These risks and uncertainties include: the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales with CF Industries’ pre-IPO owners and other large customers; the impact of changing market conditions on our forward pricing program; the significant risks and hazards against which we may not be fully insured; unanticipated consequences related to future expansion of our business; our inability to expand our business, including that due to the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals; acts of terrorism; difficulties in securing the raw materials we use; changes in global fertilizer supply and demand; loss of key members of management; inability to meet financial reporting and other reporting requirements as a public company; and the other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements.

Today’s Presentation An overview of CF Industries Our strengths in the marketplace The challenges we face Our current priorities

A Quick Look at CF Industries Holdings, Inc. Founded as a cooperative in 1946; completed IPO in August of 2005 A leading manufacturer/distributor of nitrogen and phosphate fertilizer U.S. market shares for fertilizer year 2004: 22% nitrogen and 15% phosphate

Industry Overview Three key nutrients: Nitrogen (N) Phosphate (P) Potash (K) Global Fertilizer Consumption Total Tons 2004: 162MM Potash (K) Phosphate (P) Nitrogen (N) 17% 24% 59%

Long-Term Demand Drivers 0 50 100 150 200 250 300 Corn Wheat Soybeans …While World Meat Consumption Is Increasing… MM Tonnes Developed Developing …Requiring More Corn to Feed More Livestock… Pounds per Acre World Population is Growing… MM Tons CAGR 2.7% Global Fertilizer Consumption (1) N P K N P K Billions Note: (1) Excludes former Soviet Union countries 0 2 4 6 8 10 2000 2015E 2030E 0 100 200 300 400 2000 2015E 2030E 1970/1971 1980/1981 1990/1991 2000/2001 2009/20010E 0 40 80 120 160 1970/1971 1980/1981 1990/1991 2000/2001 2009/2010E

Strengths and Flexibility World-scale manufacturing facilities Modular configuration at Donaldsonville allows CF Industries to adjust nitrogen production to market conditions Strategically located, flexible distribution system The industry’s largest – ideally situated to serve Corn Belt customers Long-standing customer relationships Multi-year contracts with prior owners Leading market positions in key Corn Belt markets 29% nitrogen and 20% phosphate

Strengths and Flexibility Forward Pricing Program An innovative margin risk management tool Strong financial position A necessary foundation for future strategic initiatives Experienced management team An effective blend of CF Industries and public company experience The assets, the financial strength, and the flexibility to adapt to changing market conditions and create long-term shareholder value…

Key Business Issues The future of North American nitrogen production – and Donaldsonville The effects of capacity additions worldwide Reduced 2006 corn acreage The effectiveness of our Forward Pricing Program (FPP) The role of our phosphate operations

The Future of North American Nitrogen Production – and our Donaldsonville Complex From a natural gas cost perspective, nitrogen production in North America is currently disadvantaged compared to some regions – although market access remains a critical plus We are working to reduce our dependence on North American natural gas, evaluating: Trinidad joint venture Use of alternative feedstock at Donaldsonville

The Future of North American Nitrogen Production – and our Donaldsonville Complex But the global natural gas marketplace is changing – for the better! Long-term developments offer promise, including availability of LNG, creation of a more global natural gas market, and use of alternative feedstocks Shifting political climate in U.S. augurs well for increased exploration here

The Future of North American Nitrogen Production – and our Donaldsonville Complex Rising natural gas costs aren’t just a North American phenomenon The gap between North American natural gas costs and those overseas has shown signs of narrowing, with U.S. producers not necessarily the high-cost suppliers Ultimately, though, natural gas cost is only part of the equation. Equally critical are the overall supply/demand balance, and reliably available supply

The Future of North American Nitrogen Production – and our Donaldsonville Complex In an improved natural gas environment, Donaldsonville’s size, flexibility, location, and productivity can be even greater benefits Additional advantages: ‘Make versus buy’ capability Access to river and ammonia pipeline transportation, and Access to CF Industries’ in-market distribution system

The Effects of Capacity Additions Worldwide Total of approximately 5 million tons of new nitrogen capacity (primarily urea) due in 2006 and 2007, but little planned after that Overall planned additions are less than those in previous cycle Thousand Tonnes Per Day Incremental New-plant Capacity (Excluding Relocations) Source: Stokes Engineering 0 2 4 6 8 10 12 96 97 98 99 00 01 02 03 04 05 06 07 08 09

The Effects of Capacity Additions Worldwide Phosphate capacity is falling in North America, with little new worldwide capacity planned until end of decade LNG is emerging as an economic alternative to manufacturing fertilizer as means of monetizing stranded natural gas

Effects of Reduced 2006 Corn Acreage High pre-season fertilizer prices and low corn prices reduced planting USDA estimate: 3-4 million acre decline Our distribution network is concentrated in the sweet spot of U.S. Corn Belt

Effects of Reduced 2006 Corn Acreage Smaller ’06 crop could bring better balance to world grain stocks and better crop prices in ’07 USDA predicts $2.45 (per bushel) midpoint in 2006/07, versus $2.00 this year

Effects of Reduced 2006 Corn Acreage Ethanol is a future positive Planted acres are down in 2006* Million Acres Billion Bushels But, total U.S. demand continues to grow* And, ethanol is driving growth!** Source: * USDA ** National Corn Growers Assoc. & USDA Billion Bushels 60 70 80 90 2003 2004 2005 2006 2007 0.0 0.5 1.0 1.5 2.0 2.5 1984 1989 1994 2003 2004 2005 2006 2007 8 10 12 14 2003 2004 2005 2006 2007

The Future of our Forward Pricing Program Q1 FPP bookings for nitrogen were below those of a year ago But, even in a difficult environment, we still sold half our nitrogen fertilizer under the program! Customers find value in this program, including assured delivery of a time-sensitive product The program has reduced risk, even in difficult markets!

The Role of our Phosphate Operations Different market dynamics than nitrogen – and a source of diversification U.S. a major phosphate exporter North American phosphate capacity is shrinking Phosphate production uses much less natural gas We are well positioned in phosphate: with a 26-year rock supply the newest U.S. mining operation access to U.S. and export markets, and October 1 membership in PhosChem

Current Priorities Reduce our dependence on North American natural gas Maintain our financial strength Develop longer-term, cohesive strategic plan Identify strategic opportunities to exploit our financial strength

Reducing Our Dependence on North American Natural Gas Complete evaluation of joint venture in Trinidad project agreement with local government is complete next steps: engineering, financing, and other agreements Pursue petroleum coke project at Donaldsonville technology is proven ideal technology fit at Donaldsonville economics and financial structure under consideration

Financial Priorities Add value for stockholders Maintain financial strength and liquidity throughout the business cycle Generate capital for strategic investments Target capital structure: 20%-25% gross leverage

Q2 Update Application season began later than ’05 April through mid-June saw typical fertilizer movement Q2 numbers due July 27

The ‘Investable Idea’ In this environment, we view CF Industries’ assets, strengths, and flexibility as key strategic benefits We came through hurricane–induced difficulties in excellent financial shape We don’t underestimate the near-term challenges, but we believe CF Industries is well positioned to adapt and add value for stockholders

 APPENDIX Fertilizer industry Overview Pages 27-28 CF Industries Overview and Data Pages 29-35 CF Industries’ Distribution Network Pages 36-42 CF Industries’ Forward Pricing Program Page 43 CF Industries’ Market Share Page 44 CF Industries’ Management Team Page 45 Natural Gas and LNG Data Pages 46-50 Note to Investors: CF Industries has cited data sources in this material that it considers reliable and authoritative. The company has presented this information for the convenience of investors, but does not necessarily endorse the information.

Industry Overview Three key nutrients: Nitrogen (N) Phosphate (P) Potash (K) Global Fertilizer Consumption Total Tons 2004: 162MM Potash (K) Phosphate (P) Nitrogen (N) 17% 24% 59%

Long-Term Demand Drivers 0 50 100 150 200 250 300 Corn Wheat Soybeans …While World Meat Consumption Is Increasing… MM Tonnes Developed Developing …Requiring More Corn to Feed More Livestock… Pounds per Acre World Population is Growing… MM Tons CAGR 2.7% Global Fertilizer Consumption (1) N P K N P K Billions Note: (1) Excludes former Soviet Union countries 0 2 4 6 8 10 2000 2015E 2030E 0 100 200 300 400 2000 2015E 2030E 1970/1971 1980/1981 1990/1991 2000/2001 2009/20010E 0 40 80 120 160 1970/1971 1980/1981 1990/1991 2000/2001 2009/2010E

Competitive Strengths World-scale manufacturing facilities Strategically located, flexible distribution system Long-standing customer relationships Leading market positions Innovative risk management Strong financial position Experienced management team

Significant Scale Advantage North American Nitrogen Fertilizer Facilities – By Capacity MM Tons Donaldsonville Medicine Hat 0.0 0.5 1.0 1.5 2.0 2.5

Assets and Flexibility in Nitrogen Two of three largest North American nitrogen fertilizer complexes: Donaldsonville, Louisiana Medicine Hat, Alberta

CF Industries’ Donaldsonville Complex North America’s largest: four ammonia plants, four urea plants and two UAN plants Operational, product and transport flexibility Flexibility, modularity and “make versus buy” capability to cope with high natural gas prices TODAY Modern, productive facility with economies of scale for era of ‘normalized’ natural gas prices and/or alternative feedstock FUTURE

CF Industries’ Medicine Hat Complex Joint venture is third largest nitrogen complex in North America: two ammonia plants and one urea plant Access to lower-cost AECO natural gas, as well as to markets in northern-tier U.S. and western Canada Average natural gas cost advantage $27 per ton of ammonia Competitive presence in a strong, growing market TODAY Cost structure and location should remain competitive advantages FUTURE

Assets and Flexibility in Phosphate Modern, competitive mining, processing and shipping facilities in Central Florida Newest U.S. phosphate rock mine (Hardee County) One of largest U.S. integrated DAP/MAP complexes (Plant City) Ammonia terminal and warehouse/shipping complex at Port of Tampa

CF Industries’ Central Florida Phosphate Operations Strong (26 years) rock reserve position Produce DAP and MAP: fastest growing phosphate fertilizer products Access to domestic and export markets Diversification from nitrogen market and access to export markets TODAY Benefit from value of finite amount of Florida rock reserves; continued access to world markets FUTURE

Assets and Flexibility in Distribution 49 nitrogen and phosphate distribution facilities, strategically located primarily in midwestern grain-producing states Most can access multiple modes of incoming transportation, including pipeline, barge, rail and truck Access – thanks to Donaldsonville “make versus buy” capability – to domestic and imported product

Assets and Flexibility in Distribution With 20 ammonia terminals, one of only three producers that can effectively provide ammonia (approximately one fourth of nitrogen fertilizer demand) to Corn Belt Locations are key advantage in regional markets Good mix of new and old customers Strong complement to manufacturing operations with access to fertilizer-intensive markets TODAY A strategic asset providing unique market access FUTURE

Assets and Flexibility to Compete World-scale assets in nitrogen fertilizer, phosphate fertilizer and product distribution Significant flexibility / capability to anticipate changing market conditions Strong financial position We have strategic options in a changing industry

World-Scale Manufacturing – Donaldsonville, LA #1 nitrogen fertilizer complex in North America Significant production flexibility Access to low-cost transportation by barge, pipeline and rail Deep-water dock Ammonia Urea UAN 2.3 1.7 2.7 2.3 1.7 2.7 Annual Gross Capacity MM Tons

World-Scale Manufacturing – Medicine Hat, AB #1 nitrogen fertilizer complex in Canada, #3 in North America Access to attractive markets of western Canada and northern U.S. Supplied by lower-priced natural gas from Alberta Average advantage of $27/ton ammonia Ammonia Urea 2.3 1.7 1.3 0.8 Annual Gross Capacity MM Tons

World-Scale Manufacturing – Central Florida Plant City Complex – one of the largest, integrated DAP/MAP complexes in U.S. Port of Tampa – access to domestic and international markets - Tons Phosphate Rock Sulfuric Acid 2.3 1.7 2.7 3.5 2.6 Phosphoric Acid DAP / MAP 1.0 2.0 Annual Gross Capacity MM

Strategically Located, Flexible Distribution Network Medicine Hat Nitrogen Complex Phosphate Plant Phosphate Rock Mine Ammonia Terminal and UAN Terminal Urea Warehouse Ammonia Terminal UAN Terminal WI IN MN IA MO NE OH ND IL SD Donaldsonville Plant City Hardee Low High KS MI

Forward Pricing Program >50% of nitrogen fertilizer sold under FPP in 2004 Challenge Natural gas and nitrogen fertilizer prices are highly volatile Solution Customers purchase product forward CF locks in margin by fixing natural gas costs Substantial customer deposit Margin certainty Improved production scheduling Reduced inventory risk Enhanced liquidity Integration with customers Benefits

Leading Market Positions in North America Key Driver: Strategically located network of terminals and warehouses Market Share (2004) (%) Nitrogen Phosphate (%) 29% 22% 0 5 10 15 20 25 30 35 Total U.S. Ten Core States 20% 14% 0 5 10 15 20 25 Total U.S. Ten Core States

Experienced Management Team Age Position Name 57 President, CEO and Chairman Steve Wilson 16 52 SVP and CFO Ernie Thomas 2 54 VP, Corporate Planning Steve Chase 31 54 VP, Raw Materials Procurement Phil Koch 3 55 VP, Supply and Logistics Fred Mugica 30 53 VP, Sales Monty Summa 9 55 VP, GM Donaldsonville Lou Frey 31 Years In Industry 59 VP, GM Medicine Hat Russ Holowachuk 37 55 VP, GM Phosphate Operations Herschel Morris 31 52 SVP, Operations David Pruett 1

Uncertainty Regarding Natural Gas Prices Natural Gas Henry Hub Spot Prices (Base Case and 95% Confidence Interval*)

Potential of LNG

Uncertainty Regarding Global Natural Gas Prices Source: International Energy Agency – 2005 Handbook Natural Gas Prices for Industry in U.S. Dollars $ per MMBtu 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 2000 2001 2002 2003 2004 Poland Germany France Czech Republic Hungary UK US

The Potential of LNG

Expand Domestic Supply